                                                                    EXHIBIT 99.1


                         United States Bankruptcy Court
                           Southern District of Texas
                                Houston Division

Case name: Encompass Services Corp., et al
Petition Date: November 19, 2003
Case number: 02-43582-H4-11
Monthly Operating Report for month of January, 2003

The Company cautions readers to not place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Moreover, the Company undertakes no obligation to update or revise the Operating Report. In addition, prior periods reported in the Operating Report have been restated, where appropriate, to classify certain operations divested in the current month as discontinued operations under generally accepted accounting principles, consistent with the current month presentation.

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name:  Encompass Services Corp., et al     Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

Monthly Operating Report Summary for Month ended January 2003


                                 Filing date 11/19/02
                                     to month end      Month ended  Month ended  Month ended  Month ended  Month ended  Month ended
Month                               November 2002       12/31/02      1/31/03      2/28/03      3/31/03      4/30/03      5/31/03
-----                            --------------------  -----------  -----------  -----------  -----------  -----------  -----------
Revenues (MOR-6)                      38,429,584        91,964,335    88,990,122
Income (loss) before Int,
 Deprec./Tax (MOR-6)                  (3,337,712)      (21,206,843)   (7,875,619)
Net Income (Loss) (MOR-6)            (11,175,639)      (78,075,321)  (26,625,033)
Payments to Insiders (MOR-9)             205,297           347,219       492,521
Payments to Professionals (MOR-9)              0           551,311     1,380,983
Post-petition disbursements from
 continuing operations (MOR-7)        33,041,000       162,195,000   114,388,000

     *** The original of this document must be filed with the United States
    Bankruptcy Court and a copy must be sent to the United States Trustee***

      REQUIRED INSURANCE MAINTAINED
          AS OF SIGNATURE DATE                      EXP. DATE             Are all accounts receivable being collected
      -----------------------------                 ---------              within terms? No
CASUALTY                 Yes (X) NO ( )    see attached Policy Summary
LIABILITY                Yes (X) NO ( )    see attached Policy Summary    Are all post-petition liabilities, including taxes,
VEHICLE                  Yes (X) NO ( )    see attached Policy Summary     being paid within terms?   Yes
WORKER'S                 Yes (X) NO ( )    see attached Policy Summary
OTHER                    Yes (X) NO ( )    see attached Policy Summary    Have any pre-petition liabilities been paid?   Yes
                                                                          If so, describe: Pursuant to court orders only

ATTORNEY NAME:         Alfredo R. Perez                                   Are all funds received being deposited into
FIRM:             Weil, Gotshal & Manges LLP                               DIP bank accounts?   Yes
ADDRESS:          700 Louisiana, Suite 1600                               Were any assets disposed of outside the normal
ADDRESS:                                                                   course of business?   Yes
CITY, STATE, ZIP:     Houston, TX 77002
TELEPHONE:               713.546.5040                                     If so, describe: Specific operating units pursuant to
                                                                           court orders dated 12/18/02, 12/30/02 and 12/31/02
MOR-1
                                                                          Are all U.S. Trustee Quarterly Fee Payments current?  Yes
                                                                          What is the status of your Plan of Reorganization?
                                                                          Not yet filed


                                                                          I certify under penalty of perjury that the
                                                                          following complete Monthly Operating Report (MOR),
                                                                          consisting of MOR-1 through MOR-10 plus attachments,
                                                                          is true and correct.

                                                                          SIGNED: /s/ James D. McCoy
                                                                                 -----------------------------------------------
                                                                          TITLE:  Vice President
                                                                                ------------------------------------------------


                         ENCOMPASS SERVICES CORPORATION
                                 POLICY SUMMARY


Coverage                                        Policy No                                  Insuring Company              Expiration
--------                                        ---------                                  ----------------              ----------
All-Risk Property & Inland Marine          MCP371774800                                 Zurich American Ins Co            05/01/03
All-Risk Property & Inland Marine Excess   MHOU02-109                                   Traveler's/ Munich Re             05/01/03
All-Risk Property & Inland Marine Excess   MHOU02-109                                   Traveler's/ Munich Re             05/01/03
Aviation/Aircraft Non-ownership Liability  AV3395001-03                                 AIG Aviation                      02/01/03
Business Auto Liability                    BUA194323128                                 Continental Casualty Company      02/01/03
Business Auto Physical Damage Coverage     BUA 194322500                                Continental Casualty Company      02/01/03
Business Auto Liability (Mexico)           MEX 4003550                                  Grupo Nacional Provencial, S.A.   02/01/03
Business Auto Liability (Puerto Rico)      BUA 194322741                                Continental Casualty Company      02/01/03
Casualty (Foreign) Package                 PHF 059994                                   ACE American Insurance Company    02/01/03
Commercial Crime Coverage                  169843305                                    Continental Casualty Company      04/01/03
Commercial General Liability               GL194323081                                  Continental Casualty Company      02/01/03
Commercial General Liability (Puerto Rico) GL194323176                                  Transcontinental Insurance Co.    02/01/03
Contractors Professional &
 Pollution Liability                       CPE 114072743                                Columbia Casualty                 02/01/03
Contractors Professional &
 Pollution Liability                       COPS 6192250                                 American Intl. Specialty Ins. Co. 02/01/03
Directors & Officers Liability             81651029                                     Executive Risk Indemnity          02/22/03
Directors & Officers Liability - Excess    EPG0001067                                   RLI Insurance                     02/22/03
Directors & Officers Liability - Excess    MAG1440007310000                             Clarendon America                 02/22/03
Directors & Officers Liability - Excess    6457710                                      Starr Excess Liability Ins. Co.   02/22/03
Directors & Officers Liability - Excess    0591CM0511                                   St. Paul Mercury Insurance Co.    02/22/03
Directors & Officers Liability - Excess    25RRDOX0000300                               Rock River Insurance Company      02/22/03
Directors & Officers Liability - Excess    ELU OPT 2                                    Indian Harbor Insurance Company   02/22/03
Employment Practices Liability             XLEPL-06356                                  XL Insurance                      04/01/03
Executive Risk Coverage (Special Risk)     SCC01259500                                  Underwriters at Lloyds            09/01/03
Fiduciary Liability                        EPG0002598                                   RLI Insurance                     04/01/03
Flood Coverage                             3005778778 (Gulf States, Inc)                Omaha Property & Casualty         03/14/03
Flood Coverage                             3005785377 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                             3005785385 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                             3005785393 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                             3005785401 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                             3005785427 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                             3005785443 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                             3006145571 (Gulf States, Inc)                Omaha Property & Casualty         02/27/03
Flood Coverage                             3008156386 (Stephen C. Pomeroy, Inc)         Omaha Property & Casualty         02/04/03
Flood Coverage                             3008156394 (Aircon Energy, Inc)              Omaha Property & Casualty         02/07/03
Flood Coverage                             3508778309 (Mechanical Svcs of Orlando, Inc) Omaha Property & Casualty         03/19/03


Encompass Policy Summary 2002-2003AAClient Policy Schedule

                               Page 1 of 2 Pages

                         ENCOMPASS SERVICES CORPORATION
                                 POLICY SUMMARY


Coverage                                              Policy No                         Insuring Company               Expiration
--------                                              ---------                         ----------------               ----------
Marine Cargo Coverage                      OC 3587459 (Reliable Mechanical, Inc)  Zurich American Ins Co               Continuous
                                                                                                                       until
                                                                                                                       cancelled
Owners & Contractors Protective Liab       OCP194325977 (EMS Houston)             Continental Casualty Company         06/01/03
Owners & Contractors Protective Liab       OCP 194321802 (Electrical Systems Co)  Continental Casualty Company         03/15/03
Owners & Contractors Protective Liab       OCP194325946 (The Farfield Co)         Continental Casualty Company         04/23/03
Owners & Contractors Protective Liab       OCP194325929 (The Farfield Co)         Continental Casualty Company         04/12/03
Owners & Contractors Protective Liab       OCP 194325932 (Watson Elec.)           Continental Casualty Company         07/26/03
Owners & Contractors Protective Liability  OCP 194325980 (Farfield)               Continental Casualty Company         08/23/03
Owners & Contractors Protective Liability  OCP 194325994  (Farfield)              Continental Casualty Company         06/21/03
Pollution & Remediation - (Air Systems)    PEC000171002                           Greenwich Insurance Company          02/01/03
Railroad Protective Liability              SCO399065300 (Farfield)                Zurich American Ins Co               01/05/03
Stop Gap Coverage                          GL194323100                            Transportation Insurance Co.         02/01/03
Stop Gap Coverage (Puerto Rico)            GL 194323176                           Transcontinental Insurance Co.       02/01/03
Temporary Disability - Hawaii              TDI 0007097999                         Pacific Guardian Life Ins Co         Continuous
                                            (Engineering Design Group, Inc)                                            until
                                                                                                                       cancelled
Umbrella Coverage - Primary                BE1392845                              National Union Fire
                                                                                   Insurance Co. of PA                 02/01/03
Umbrella Coverage - Excess                 LQ1B71077194021                        Liberty Mutual Insurance Co.         02/01/03
Umbrella Coverage - Excess                 XCPG20581499                           Ace American Insurance Co.           02/01/03
Umbrella Coverage - Excess                 AEC3742104-01                          Zurich American Ins Co               02/01/03
Umbrella Coverage - Excess                 TSE9824671                             Great American Ins. Co.              02/01/03
Umbrella Coverage - Excess                 PHA017197                              Royal Insurance Co. of America       02/01/03
Umbrella Coverage - Excess                 Q106800196                             St. Paul Fire & Marine Ins. Co.      02/01/03
Umbrella Coverage - Excess                 639-4409                               Starr Excess Liability Ins. Co.      02/01/03
Umbrella Coverage - Excess                 ESR - 10735                            ACE Bermuda Ins., Ltd.               02/01/03
Workers Compensation - Deductible          WC 194323047                           American Casualty Company
                                                                                   of Readon, PA                       02/01/03
Workers Compensation - Excess Ohio         SP4697OH                               Employers Reinsurance Corp           02/01/03
Workers Compensation -Retro (AZ, OR, WI)   WC 194323064                           Transportation Insurance Co.         02/01/03
Exposure Buyback Policy                    EBP - 104/02                           North Rock Insurance Company         02/01/03


Encompass Policy Summary 2002-2003AAClient Policy Schedule

                               Page 2 of 2 Pages

                Financial Statements are unaudited, preliminary
                       and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

                     Comparative Consolidated Balance Sheets
                              Month: January, 2003


ASSETS                                          11/30/02       12/31/02      01/31/03    02/28/03   03/31/03   04/30/03   05/31/03
------                                          --------       --------      --------    --------   --------   --------   --------
Cash and cash equivalents                      85,323,492     52,268,303    47,155,583
Restricted cash                                53,422,909     84,882,829   109,000,227
Net accounts and notes receivable
 (see detail at MOR - 5)                      560,763,147    361,762,521   298,223,293
Costs and estimated earnings in excess of
 billings on uncompleted contracts             94,203,383     84,143,216    76,253,638
Inventories                                    14,142,764     11,900,316    10,118,515
Prepaid expenses and other current assets      45,494,030    132,463,673   152,163,920
Deferred tax assets                            14,309,687              -             -
  Total current assets                        867,659,411    727,420,859   692,915,176

Net property plant and equipment               87,328,926     37,257,309    32,516,414
Goodwill, net                                 100,319,193    100,319,193   100,319,193
Intangible customer lists, net                  5,441,922      3,861,555     3,496,106
Deferred tax assets, net of allowance           8,628,127              -             -
Deferred debt issue costs                      19,505,421              0             0
Other long-term assets                         26,586,226     50,324,337    23,091,541
  Total assets                              1,115,469,227    919,183,252   852,338,429


MOR - 2

                Financial Statements are unaudited, preliminary
                       and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

                     Comparative Consolidated Balance Sheets
                              Month: January, 2003


LIABILITIES AND SHAREHOLDERS' EQUITY                 11/30/02        12/31/02        1/31/03    2/28/03   3/31/03   4/30/03  5/31/03
------------------------------------                 --------        --------        -------    -------   -------   -------  -------
Short-term borrowings and current maturities
 of long-term debt                                     528,073         456,324         404,058
Total accounts payable                              22,229,912      49,953,659      63,541,511
Work in process liability                              754,516       1,288,569          49,338
Accounts payable                                    22,984,428      51,242,229      63,590,849
Billings in excess of costs and estimated
 earnings on uncompleted contracts                 100,738,835      71,685,758      60,679,811
Total accrued comp. & withholdings                  55,192,606      37,451,852      28,570,855
Accrued workers compensation                           404,821         321,035         236,745
Accrued dividends                                            -               -               -
Accrued relocation                                           -               -               -
Accrued ESPP                                             6,100         (19,338)          9,150
Accrued severance and recruiting fees                        -        (350,000)        250,000
Accrued interest                                     2,758,638          25,685          65,486
Accrued compensation and withholdings
 (see detail at MOR - 4)                            52,023,046      37,474,471      28,009,474
Due to related parties                                 813,000               -               -
Deferred tax liabilities - current                           -               -               -
Other accrued liabilities
 (see detail at MOR - 4)                            67,681,699      59,515,415      58,116,526
  Total current liabilities                        244,769,081     220,374,197     210,800,719

Note payable--term loan                                      -               -               -
Long-term debt - revolver                                    -               -               -
Note payable--line of credit                                 -               -               -
Notes Payable - long term                                    -               -               -
Lease obligations                                            -               -               -
Long term debt of subsidiary                                 -               -               -
Long-term debt - term loans                                  -               -               -
Junior subordinated debt                                     -               -               -
Senior subordinated debt                                     -               -               -
Unamortized discount                                         -               -               -
Long-term debt not subject to compromise                     -               -               -
Due to related parties                                       -               -               -
Deferred tax liabilities - long term                         -       7,383,703       7,383,703
Total Intercompany Payables                             (8,129)         (7,799)          5,581
Total Long-term liabilities                          3,976,143       3,811,035       3,793,023
Other long-term liabilities                          3,968,014       3,803,236       3,798,604

Liabilities subject to compromise                  198,615,219     105,781,769      75,140,090
Debt and accrued interest subject
 to compromise                                     944,202,866     933,099,218     933,099,218

Preferred stock                                    309,094,731     311,997,131     311,997,131

Shareholders' equity
 Common stock                                           66,641          66,641          66,641
 Additional paid in capital                        623,982,006     623,982,006     623,982,006
 Retained earnings (accumulated deficit)        (1,198,804,797) (1,276,880,116)  1,303,505,149)
 Treasury stock                                    (10,424,526)    (10,424,526)    (10,424,526)
 Accumulated other comprehensive loss                        -               -               -
  Total shareholders' equity                      (585,180,684)   (663,256,002)   (689,881,035)
  Total liabilities and shareholders' equity     1,115,469,227     919,183,252     852,338,429


MOR - 3

                Financial Statements are unaudited, preliminary
                       and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al   Petition Date: November 19, 2002
                                             Case number: 02-43582-H4-11

                 Detail of accrued compensation and withholdings and other accrued liabilities - post-petition
                              Month: January, 2003

                                                       11/30/02      12/31/02     1/31/03     2/28/03   3/31/03   4/30/03   5/31/03
                                                       --------      --------     -------     -------   -------   -------   -------
Detail of accrued compensation and withholdings
Accrued salaries and wages                             8,664,832     7,010,575    5,305,801
Accrued commissions                                    1,668,203       912,868      844,764
Accrued vacation/holiday                              11,810,429     6,711,668    4,694,494
Accrued 401(k) withholding                               509,236     1,722,003    1,449,758
Accrued 401(k) Co match                                  626,621       397,823       (4,971)
Accrued 401(k) loan                                      102,792        25,129       28,345
Accrued bonus                                          1,772,368     1,538,406    1,032,414
Federal Taxes Payable                                  1,546,242       622,459      402,100
FICA Payable                                           2,171,972       946,232    1,205,195
State P/R Taxes Payable                                  550,412       426,811      299,767
County P/R Taxes Payable                                  39,230        37,547       32,554
City P/R Taxes Payable                                    58,690        24,938       27,337
Other P/R Taxes Payable                                  682,591       682,164      872,224
Union Dues withholding                                   218,718        77,083       65,982
Garnishments withholding                                  77,420        49,044       22,532
Medical Insurance withholding                          1,817,353     1,580,101      485,593
Life Insurance withholding                               289,190       300,447      263,773
Dental Insurance withholding                             103,257        95,409       53,402
Disability Insurance withholding                         402,380        41,029       12,581
COBRA Payable                                               (621)            -            -
Payroll Savings Deductions withholding                    31,267        11,814        4,476
Other withholdings                                      (533,153)     (209,504)      73,825
Accrued FUTA                                             132,636       133,929      217,245
Accrued SUI                                              395,834       368,375      585,311
Accrued union pension - welfare                        2,851,782     1,234,073    1,086,194
Payroll clearing account                                 483,493        46,245     (191,262)
Accrued bonus - other                                 15,549,872    12,687,804    9,140,044
Total accrued compensation and withholdings           52,023,046    37,474,471   28,009,474

Detail of other accrued liabilities
Accrued workers compensation                             404,821       321,035      236,745
Accrued dividends                                              -             -            -
Accrued relocation                                             -             -            -
Accrued ESPP                                               6,100       (19,338)       9,150
Accrued severance and recruiting fees                          -      (350,000)     250,000
Medical insurance payable                              4,745,825     4,906,848    6,345,220
Accrued interest                                       2,758,638        25,685       65,486
Accrued sales tax                                      1,545,562       928,033      874,506
Accrued property tax                                     687,972       325,782      133,128
Accrued business licenses                                 18,881        19,053            -
Accrued other taxes                                       94,248        96,382       59,545
Accrued miscellaneous                                 16,298,950     7,282,918    8,944,935
Accrued rent                                             666,553         3,350        4,517
Deferred revenue                                           2,906         9,063        6,057
Restructure reserve                                            -             -            -
Accrued legal professional audit                         951,170     1,022,576    1,083,954
Accrued insurance                                     24,169,339    30,578,689   27,900,055
Accrued insurance (Non-ESR program)                    4,556,795     4,272,358    2,827,383
Contingent liability insurance payable                         -             -            -
Liability for warranty costs                           3,808,047     3,759,638    2,914,896
Deferred service contract income                       5,670,672     3,758,870    3,524,062
Income tax payable - corporate                         6,020,207            (0)   4,285,172
Federal income tax payments                                    -             -            -
Federal income tax excess                                      -             -            -
State income taxes payable                            (4,441,300)           (0)  (2,733,033)
City income taxes payable                               (248,725)            0     (239,825)
Franchise taxes payable                               (1,330,182)            0   (1,312,314)
Income tax payable - acquisition                               -             -            -
Other current liabilities                              1,295,219     2,574,474    2,936,888
Total other accrued liabilities                       67,681,699    59,515,415   58,116,527

MOR - 4

                 Financial Statements are unaudited, preliminary
                       and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

                              Month: January, 2003


                          Detail of accounts receivable


                                           11/30/02      12/31/02       1/31/03      2/28/03    3/31/03     4/30/03     5/31/03
                                           --------      --------       -------      -------    -------     -------     -------
Aging of trade accounts receivable
0-30 days                                 195,626,990   111,762,990    81,189,677
31-60 days                                121,523,270    77,067,020    54,755,298
61-90 days                                 76,018,990    52,366,970    38,983,612
91-120 days                                28,565,840    28,817,850    27,243,847
over 120 days                              64,691,840    56,793,960    67,583,688
Other (a)                                  (2,978,311)   (5,438,532)      115,141
Trade accounts receivable                 483,448,619   321,370,258   269,871,263

Trade notes receivable                        343,382       195,771       173,907
Retention receivable                       96,689,142    65,014,318    52,827,258
Claims receivable                                  (0)           (0)           (0)
Other receivable                            9,712,162     3,766,974     3,526,587
Total accounts receivable                 590,193,306   390,347,322   326,399,015

Less: Allowance for doubtful accounts     (29,430,158)  (28,584,801)  (28,175,721)
Less:  Allowance for claims receivable              -             -             -
Less:  Allowance - high tech receivable             -             -             -

Net accounts and notes receivable         560,763,147   361,762,521   298,223,293

(a) - represents primarily the elimination of intercompany receivables and payables for work subcontracted to other Encompass entities.

MOR - 5

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number:   02-43582-H4-11

                           Statement of Income (Loss)
                              Month: January, 2003

                              Filing date
                              11/19/02 to
                               month end    Month ended  Month ended  Month ended  Month ended  Month ended  Month ended  Filing To
                             November 2002  12/31/2002   01/31/2003   02/28/2003   03/31/2003   04/30/2003   05/31/2003     Date
                             -------------  -----------  -----------  -----------  -----------  -----------  -----------  ---------
Revenues                       38,429,584    91,964,335   88,990,122                                                    219,384,041

Cost of services               34,914,096    90,348,191   83,933,173                                                    209,195,460

Gross margin                    3,515,488     1,616,144    5,056,949                                                     10,188,581

Bad debts                         715,835     5,993,158      858,957                                                      7,567,950
Selling and G&A                 6,747,367    21,803,467   14,156,350                                                     42,707,185
Restructuring Charges           1,433,822    (8,676,270)           -                                                     (7,242,448)
Goodwill Impairment                    (0) (273,794,035)      (6,250)                                                  (273,800,285)
Total SG&A                      8,897,025  (254,673,679)  15,009,057                                                   (230,767,597)

Total Operating Income         (5,381,537)  256,289,823   (9,952,108)                                                   240,956,178

Interest income                    42,780        51,694       17,752                                                        112,226
Other income (expense)            (25,527)     (251,281)      25,114                                                       (251,694)
Total Other Income (Expense)   (2,367,803)  (38,531,328)  (2,145,758)                                                   (43,044,889)

Total Pretax Income            (7,749,340)  217,758,495  (12,097,866)                                                   197,911,290

Total Income Tax Provision     (1,563,287)  (30,350,444)     100,000                                                    (31,813,730)

Income from continuing
 operations                    (6,186,053)  248,108,939  (12,197,866)                                                   229,725,020

Income (loss) from disc
 ops, net of tax               (5,229,573) (278,071,609)     (59,932)                                                  (283,361,114)
Income (loss) on disposal
 of disc ops, net of tax          239,987   (48,112,650) (14,367,236)                                                   (62,239,899)

Total Net Income Before
 Extraord. Items              (11,175,639)  (78,075,321) (26,625,033)                                                  (115,875,993)

Extraordinary items
 net of tax                             -             -            -                                                              -

Total Net Income              (11,175,639)  (78,075,321) (26,625,033)                                                  (115,875,993)

EBITDA                         (3,337,712)  (21,206,843)  (7,875,619)                                                   (32,420,174)

MOR - 6

     Financial Statements are preliminary and subject to further adjustment

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

                         Cash Receipts and Disbursements
                              Month: January, 2003

                                              Month        Month      Month      Month  Month  Month  Month
In Thousands                                11/30/2002  12/31/2002  01/31/2003
------------                                ----------  ----------  ----------   -----  -----  -----  -----
Receipts (continuing operations):
  Pre-petition receipts                       97,036           -           -
  Post-petition receipts                      63,522     136,531     109,262

Total receipts (continuing operations)       160,558     136,531     109,262        -      -      -      -

Disbursements (continuing operations):
  Pre-petition disbursements                 132,538           -           -
  Post-petition - payroll disbursements       21,365      72,050      64,218
  Post-petition - operating disbursements     11,676      90,145      50,170

Total disbursements (continuing
 operations)                                 165,579     162,195     114,388        -      -      -      -

Monthly cash flow (deficit) from
 continuing operations                        (5,021)    (25,664)     (5,126)       -      -      -      -

Net borrowings (payments) on debt
 during pre-petition period                   (8,400)    (11,103)          -
Cash consideration from sale of
 companies, net of escrowed amounts           20,816       3,674           -
Cash generated (used) by divested
 companies                                       275           -           -
Change in reclass of cash overdraft
 balances to accounts payable                (23,961)          -           -
Change in intercompany out of balance            (10)         38          14

Net change in cash                           (16,301)    (33,055)     (5,112)       -      -      -      -

Beginning cash balance                       101,624      85,323      52,268        -      -      -      -

Ending cash balance                           85,323      52,268      47,156        -      -      -      -

MOR-7

                         Encompass Services Corporation
                      Cash Activity - Post-Filling Period
                              Supplement to MOR-7




                                                                                             Cash & IC OP      Cash receipts
                                                                                             ------------      -------------
                                                                                               12/31/2002
                                  Consolidated cash balance                                    52,268,303
                                  Consolidated IC operating account                                 8,132
BG_Encompass                      Encompass consolidated cash and IC operating account         52,276,436       109,261,727
      BG_ContOps                  Encompass Continuing Operations                            (401,429,615)       91,150,477
           BG_Commercial          Commercial Group                                            372,662,321        68,731,065
                BG_7              Rocky Mountain Business Group                                73,463,752        12,540,781
                     BGR6         EMS - Rocky Mountain                                         22,238,962         3,017,606
                     BGR7         EET - Rocky Mountain                                         51,224,790         9,523,175
                BG_2              North Business Group                                         49,958,663        14,525,490
                     BGR28        EMS - Capital                                                34,429,947         8,200,235
                     BGR12        EET - North                                                  15,528,716         6,325,255
                     BG2.TOTAL    North Business Group OH                                               0                 0
                BG_3              Pacific Northwest Business Group                             18,522,110         6,258,218
                     BGR16        EMS - Northern California                                    18,522,110         6,258,218
                BG_5              Pacific Southwest Business Group                             (8,926,260)        3,227,606
                     BGR3         EET - Arizona/Nevada                                         (7,049,510)        1,517,991
                     BGR17        EET - Southern California                                    (1,876,750)        1,709,615
                BG_1              South Central Business Group                                 90,642,946        12,081,651
                     BGR2         EET - South Central                                          84,933,599         7,764,194
                     BGR24        EIS - Southeast                                               5,709,346         4,317,457
                     BGR13        South Central Budgets                                                 0                 0
                     BG1.TOTAL    Southwest Group OH                                                    0                 0
                BG_4              Southeast Business Group                                    164,449,579        20,097,320
                     BGR27        EET - Florida                                                51,356,840         7,920,716
                     BGR22        EET - Mid-Atlantic                                           41,244,835         3,121,275
                     BGR20        EET -  Southeast                                             47,258,691         6,024,681
                     BGR21        EMS - Southeast                                              24,589,213         3,030,649
                     BG4.TOTAL    Southeast Business Group OH                                           0                 0
                BG_6              Business Solutions Group                                              0                 0
                OH_Other          Overhead - Other                                            (15,448,468)                0
           BG_Res                 Residential Group                                           196,821,973        20,400,882
                BG_Res_South      Residential South Region                                     75,464,799         8,849,802
                BG_Res_North      Residential North Region                                    121,357,174        11,551,080
                BG_Res_Hou        Residential Adjustments - Other                                       0                 0
                RA_ADJ.TOTAL      Residential Group Adjustments                                         0                 0
           BG_Corp                Encompass Corporate                                        (970,913,910)        2,018,530
      BG_Divest                   Divested companies                                          453,706,051        18,111,250
      LG_GMAC_Adj.TOTAL           Encompass Adjustments                                                 0                 0





                                                                                                Payroll             AP
                                                                                              disbursement      disbursement
                                                                                              ------------     --------------
                                  Consolidated cash balance
                                  Consolidated IC operating account
BG_Encompass                      Encompass consolidated cash and IC operating account        (64,218,000)      (50,170,448)
      BG_ContOps                  Encompass Continuing Operations                             (51,269,000)      (43,768,448)
           BG_Commercial          Commercial Group                                            (34,055,000)      (21,451,000)
                BG_7              Rocky Mountain Business Group                                (4,989,000)       (1,915,000)
                     BGR6         EMS - Rocky Mountain                                         (1,561,000)         (404,000)
                     BGR7         EET - Rocky Mountain                                         (3,428,000)       (1,511,000)
                BG_2              North Business Group                                         (7,781,000)       (4,429,000)
                     BGR28        EMS - Capital                                                (4,103,000)       (2,741,000)
                     BGR12        EET - North                                                  (3,678,000)       (1,688,000)
                     BG2.TOTAL    North Business Group OH                                               0                 0
                BG_3              Pacific Northwest Business Group                             (2,106,000)       (2,077,000)
                     BGR16        EMS - Northern California                                    (2,106,000)       (2,077,000)
                BG_5              Pacific Southwest Business Group                               (647,000)         (775,000)
                     BGR3         EET - Arizona/Nevada                                                  0                 0
                     BGR17        EET - Southern California                                      (647,000)         (775,000)
                BG_1              South Central Business Group                                 (6,334,000)       (4,008,000)
                     BGR2         EET - South Central                                          (4,248,000)       (2,772,000)
                     BGR24        EIS - Southeast                                              (2,086,000)       (1,236,000)
                     BGR13        South Central Budgets                                                 0                 0
                     BG1.TOTAL    Southwest Group OH                                                    0                 0
                BG_4              Southeast Business Group                                    (12,198,000)       (8,247,000)
                     BGR27        EET - Florida                                                (4,551,000)       (4,351,000)
                     BGR22        EET - Mid-Atlantic                                           (2,507,000)       (1,250,000)
                     BGR20        EET -  Southeast                                             (3,861,000)       (1,857,000)
                     BGR21        EMS - Southeast                                              (1,279,000)         (789,000)
                     BG4.TOTAL    Southeast Business Group OH                                           0                 0
                BG_6              Business Solutions Group                                              0                 0
                OH_Other          Overhead - Other                                                      0                 0
           BG_Res                 Residential Group                                           (10,022,000)      (13,570,000)
                BG_Res_South      Residential South Region                                     (3,672,000)       (5,241,000)
                BG_Res_North      Residential North Region                                     (6,350,000)       (8,329,000)
                BG_Res_Hou        Residential Adjustments - Other                                       0                 0
                RA_ADJ.TOTAL      Residential Group Adjustments                                         0                 0
           BG_Corp                Encompass Corporate                                          (7,192,000)       (8,747,448)
      BG_Divest                   Divested companies                                          (12,949,000)       (6,402,000)
      LG_GMAC_Adj.TOTAL           Encompass Adjustments                                                 0                 0




                                                                                                                 Other amounts
                                                                                                                    paid by
                                                                                               Net decrease        corporate
                                                                                              (increase) in        charged to
                                                                                             restricted cash     business units
                                                                                             ----------------    ---------------

                                  Consolidated cash balance
                                  Consolidated IC operating account
BG_Encompass                      Encompass consolidated cash and IC operating account        (24,117,398)               (0)
      BG_ContOps                  Encompass Continuing Operations                             (24,117,398)          455,201
           BG_Commercial          Commercial Group                                                      0        (4,801,558)
                BG_7              Rocky Mountain Business Group                                         0          (784,652)
                     BGR6         EMS - Rocky Mountain                                                  0          (209,382)
                     BGR7         EET - Rocky Mountain                                                  0          (575,270)
                BG_2              North Business Group                                                  0          (173,300)
                     BGR28        EMS - Capital                                                         0             3,738
                     BGR12        EET - North                                                           0          (177,038)
                     BG2.TOTAL    North Business Group OH                                               0                 0
                BG_3              Pacific Northwest Business Group                                      0          (301,857)
                     BGR16        EMS - Northern California                                             0          (301,857)
                BG_5              Pacific Southwest Business Group                                      0          (120,018)
                     BGR3         EET - Arizona/Nevada                                                  0           (74,694)
                     BGR17        EET - Southern California                                             0           (45,324)
                BG_1              South Central Business Group                                          0          (331,279)
                     BGR2         EET - South Central                                                   0        (1,061,593)
                     BGR24        EIS - Southeast                                                       0           730,314
                     BGR13        South Central Budgets                                                 0                 0
                     BG1.TOTAL    Southwest Group OH                                                    0                 0
                BG_4              Southeast Business Group                                              0        (3,090,452)
                     BGR27        EET - Florida                                                         0          (280,581)
                     BGR22        EET - Mid-Atlantic                                                    0          (302,528)
                     BGR20        EET -  Southeast                                                      0          (217,489)
                     BGR21        EMS - Southeast                                                       0        (2,289,855)
                     BG4.TOTAL    Southeast Business Group OH                                           0                 0
                BG_6              Business Solutions Group                                              0                 0
                OH_Other          Overhead - Other                                                      0                 0
           BG_Res                 Residential Group                                                     0          (478,024)
                BG_Res_South      Residential South Region                                              0          (471,941)
                BG_Res_North      Residential North Region                                              0            (6,084)
                BG_Res_Hou        Residential Adjustments - Other                                       0                 0
                RA_ADJ.TOTAL      Residential Group Adjustments                                         0                 0
           BG_Corp                Encompass Corporate                                         (24,117,398)        5,734,783
      BG_Divest                   Divested companies                                                    0          (455,201)
      LG_GMAC_Adj.TOTAL           Encompass Adjustments                                                 0                 0



                                                                                                 Deal          Restricted cash
                                                                                             consideration      charged off to
                                                                                               received -       Reorganization
                                                                                            restricted cash         Expense
                                                                                            ---------------    ---------------

                                  Consolidated cash balance
                                  Consolidated IC operating account
BG_Encompass                      Encompass consolidated cash and IC operating account         18,687,000          (529,000)
      BG_ContOps                  Encompass Continuing Operations                                       0          (529,000)
           BG_Commercial          Commercial Group                                                      0                 0
                BG_7              Rocky Mountain Business Group                                         0                 0
                     BGR6         EMS - Rocky Mountain                                                  0                 0
                     BGR7         EET - Rocky Mountain                                                  0                 0
                BG_2              North Business Group                                                  0                 0
                     BGR28        EMS - Capital                                                         0                 0
                     BGR12        EET - North                                                           0                 0
                     BG2.TOTAL    North Business Group OH
                BG_3              Pacific Northwest Business Group                                      0                 0
                     BGR16        EMS - Northern California                                             0                 0
                BG_5              Pacific Southwest Business Group                                      0                 0
                     BGR3         EET - Arizona/Nevada                                                  0                 0
                     BGR17        EET - Southern California                                             0                 0
                BG_1              South Central Business Group                                          0                 0
                     BGR2         EET - South Central                                                   0                 0
                     BGR24        EIS - Southeast                                                       0                 0
                     BGR13        South Central Budgets                                                 0                 0
                     BG1.TOTAL    Southwest Group OH
                BG_4              Southeast Business Group                                              0                 0
                     BGR27        EET - Florida                                                         0                 0
                     BGR22        EET - Mid-Atlantic                                                    0                 0
                     BGR20        EET -  Southeast                                                      0                 0
                     BGR21        EMS - Southeast                                                       0                 0
                     BG4.TOTAL    Southeast Business Group OH
                BG_6              Business Solutions Group                                              0                 0
                OH_Other          Overhead - Other                                                      0                 0
           BG_Res                 Residential Group                                                     0                 0
                BG_Res_South      Residential South Region                                              0                 0
                BG_Res_North      Residential North Region                                              0                 0
                BG_Res_Hou        Residential Adjustments - Other                                       0                 0
                RA_ADJ.TOTAL      Residential Group Adjustments
           BG_Corp                Encompass Corporate                                                   0          (529,000)
      BG_Divest                   Divested companies                                           18,687,000                 0
      LG_GMAC_Adj.TOTAL           Encompass Adjustments





                                                                                            Receipt of note
                                                                                              payments in
                                                                                                form of
                                                                                            restricted cash    Cash & IC OP
                                                                                            ---------------    -------------
                                                                                                                 01/31/2003
                                  Consolidated cash balance                                                      47,155,583
                                  Consolidated IC operating account                                                  (5,868)
BG_Encompass                      Encompass consolidated cash and IC operating account          5,959,398        47,149,715
      BG_ContOps                  Encompass Continuing Operations                               5,959,398      (423,548,385)
           BG_Commercial          Commercial Group                                                      0       381,085,828
                BG_7              Rocky Mountain Business Group                                         0        78,315,881
                     BGR6         EMS - Rocky Mountain                                                  0        23,082,186
                     BGR7         EET - Rocky Mountain                                                  0        55,233,695
                BG_2              North Business Group                                                  0        52,100,853
                     BGR28        EMS - Capital                                                         0        35,789,919
                     BGR12        EET - North                                                           0        16,310,933
                     BG2.TOTAL    North Business Group OH                                                                 0
                BG_3              Pacific Northwest Business Group                                      0        20,295,471
                     BGR16        EMS - Northern California                                             0        20,295,471
                BG_5              Pacific Southwest Business Group                                      0        (7,240,672)
                     BGR3         EET - Arizona/Nevada                                                  0        (5,606,213)
                     BGR17        EET - Southern California                                             0        (1,634,459)
                BG_1              South Central Business Group                                          0        92,051,317
                     BGR2         EET - South Central                                                   0        84,616,200
                     BGR24        EIS - Southeast                                                       0         7,435,117
                     BGR13        South Central Budgets                                                 0                 0
                     BG1.TOTAL    Southwest Group OH                                                                      0
                BG_4              Southeast Business Group                                              0       161,011,446
                     BGR27        EET - Florida                                                         0        50,094,974
                     BGR22        EET - Mid-Atlantic                                                    0        40,306,582
                     BGR20        EET -  Southeast                                                      0        47,347,883
                     BGR21        EMS - Southeast                                                       0        23,262,007
                     BG4.TOTAL    Southeast Business Group OH                                                             0
                BG_6              Business Solutions Group                                              0                 0
                OH_Other          Overhead - Other                                                      0       (15,448,468)
           BG_Res                 Residential Group                                                     0       193,152,831
                BG_Res_South      Residential South Region                                              0        74,929,661
                BG_Res_North      Residential North Region                                              0       118,223,170
                BG_Res_Hou        Residential Adjustments - Other                                       0                 0
                RA_ADJ.TOTAL      Residential Group Adjustments                                                           0
           BG_Corp                Encompass Corporate                                           5,959,398      (997,787,045)
      BG_Divest                   Divested companies                                                    0       470,698,100
      LG_GMAC_Adj.TOTAL           Encompass Adjustments                                                                   0


3/3/200310:31 AM                  Page 1 of 1 Pages                            Monthly Operating Report - January(b)Tree Structure

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION


Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

Cash Account Reconciliation
Month: January, 2003



Filed via affidavit.

MOR - 8

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


In re:                                   )             CHAPTER 11
                                         )
ENCOMPASS SERVICES CORPORATION,          )
et al.                                   )             Case No. 02-43582-H4-11
                                         )
         Debtors.                        )             JOINTLY ADMINISTERED




     AFFIDAVIT OF JAMES D. MCCOY REGARDING DEBTORS' MONTHLY OPERATING REPORT (MONTH OF JANUARY 2003)

STATE OF TEXAS    )
                  ) :ss
COUNTY OF HARRIS  )

     James D. McCoy, being duly sworn, deposes and says:

     1. I am the Chief Accounting Officer of Encompass Services Corporation ("Encompass"), which is the direct and indirect parent company of those subsidiaries whose chapter 11 cases are being jointly administered under the above-referenced case number (collectively, the "Debtors"). I have been employed by Encompass since November 13, 2002, and I am familiar with the Debtors' day-to-day operations, business affairs, and books and records.

     2. The Debtors and the Office of the United States Trustee for the Southern District of Texas ("U.S. Trustee") have agreed that the Debtors shall be permitted to file consolidated monthly operating reports. The Debtors and the U.S. Trustee have further agreed that the first such monthly operating report (the "MOR"), covering the month of January 2003, shall be submitted on or before March 3, 2003.

     3. The Debtors have endeavored to include in the MOR the most complete and accurate information available to them. However, with regard to section 8 of the MOR ("MOR-8"), which requires the Debtors to provide a cash account reconciliation for the period covered by the MOR, it would be unduly burdensome for the Debtors to provide such information.

     4. As set forth in the Debtors' Expedited Motion for Interim Order (A) Authorizing Continuation of Cash Management System, (B) Waiving Certain Requirements Regarding Debtor in Possession Bank Accounts and Business Forms, and (C) Setting Date, Time, and Place for Final Hearing (Docket #10, the "Cash Management Motion"), the Debtors have a de-centralized cash management system comprised of over 400 bank accounts at various banks and financial institutions across the country.

     5. Encompass's Corporate Treasury Department ("Corporate Treasury") maintains two concentration accounts and two controlled disbursement accounts to control receipts and disbursements to all of the individual business unit accounts./1/ Each of the Debtors' business units that is geographically located within a market serviced by either Bank of America or JP Morgan Chase (the "Lead Banks") maintains accounts at one of these banks. Business units outside of the Lead Banks' market areas use other banking institutions.

     6. Disbursements for accounts payable are funded from controlled disbursement accounts that have been established at each of the Lead Banks. These accounts are zero balance accounts that are funded either from Corporate Treasury's concentration accounts or by drawing down on the Debtors' line of credit as checks are presented for payment.

     7. Each business unit's daily receipts are deposited at the local bank utilized by that business unit. These funds are then withdrawn and transferred to one of the concentration accounts via intra-bank transfers, ACH transfers or wire transfers. Deposits made to accounts at one of the Lead Banks are automatically transferred to a corporate concentration account on a daily basis. Deposits made to accounts at other institutions are controlled and transferred by Corporate Treasury to a Corporate Treasury concentration account via an inter-bank system. The funds in the concentration accounts are used to fund the controlled disbursement accounts.

     8. In light of the manner in which the Debtors' cash management system operates, it would be extremely burdensome for the Debtors to provide the information requested on MOR-8 for each and every bank account maintained by its numerous business units.

     9. The Debtors have continued to utilize their existing cash management system, as more fully described in the Cash Management Motion, and the ending cash balance for the month of January 2003 was $47,155,583.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]



---------------
/1/ One concentration account and controlled disbursement account are maintained at Bank of America and the second concentration and controlled disbursement accounts are maintained at JP Morgan Chase.

Dated: March 3, 2003

                                        /s/ James D. McCoy
                                        ----------------------------------------
                                        James D. McCoy
                                        Chief Accounting Officer

STATE OF TEXAS    )
                  )  ss:
COUNTY OF HARRIS  )


     SWORN TO AND SUBSCRIBED before me, a Notary Public for the State of Texas, on this 3 day of March, 2003.

                                        /s/ Diane L. Bailey
                                        ----------------------------------------
                                        Notary Public, State of Texas
                                        My Commission Expires on: 5-21-03
                                                                 ---------------

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

                     Payments to Insiders and Professionals
                              Month: January, 2003

                                              Filing date
                                               11/19/02
                               Compensation  to month end      Month of      Month of    Month of     Month of   Month of  Month of
    Insiders: Name/Position        Type      November 2002  December 2002 January 2003 February 2003 March 2003 April 2003 May 2003
    -----------------------    ------------  -------------  ------------- ------------ ------------- ---------- ---------- --------
1.  Henry P. Holland,          Salary and
    Interim President and      expense
    Chief Operating Officer    reimbursement     19,942         34,189       34,317

2.  Daniel W. Kipp,
    Senior Vice President,     Salary and
    Chief Information and      expense
    Administrative Officer     reimbursement     11,744         20,309       20,000

3.  Darren B. Miller,
    Senior Vice President      Salary and
    and Chief Financial        expense
    Officer                    reimbursement     13,202         22,916       23,068

4.  Gray H. Muzzy,
    Senior Vice President,     Salary and
    General Counsel and        expense
    Secretary                  reimbursement     12,603         21,220       21,038

5.  James McCoy,
    Vice President -
    Chief Accounting           Salary and
    Officer, effective         expense
    as of 11/13/02             reimbursement      7,708         15,529       15,722

6.  Todd A. Matherne,          Salary and
    Vice President -           expense
    Treasurer                  reimbursement      9,717         16,666       17,070

7.  Ray Naizer,                Salary and
    Senior Vice President -    expense
    Operations                 reimbursement     11,042         22,084       22,083

8.  Stephen A. Bate,           Salary and
    Vice President -           expense
    Operations                 reimbursement      8,750         18,745       18,340

9.  Stephen A. Bate,
    Vice President -           Bonus
    Operations                 payment                -              -      108,749

10. Patrick L. McMahon,        Salary and
    Senior Vice President -    expense
    Operations                 reimbursement     12,155         27,358       22,917

11. James Cocca,               Salary and
    Senior Vice President -    expense
    Operations                 reimbursement     11,934         23,584       25,142

12. James L. Phillips,         Salary and
    Senior Vice President -    expense
    Operations                 reimbursement      8,125         18,750       18,333

13. Layne Albert,              Salary and
    Assistant Secretary        expense
                               reimbursement      6,458         12,916       12,978

14. Allan R. Conge,
    Assistant Secretary        Salary and
    and Associate General      expense
    Counsel                    reimbursement      6,250         12,500       12,500

15. John Hale,
    Assistant Secretary        Salary and
    and Associate General      expense
    Counsel                    reimbursement      6,250         12,500       12,500

16. Tony Visage,
    Assistant Secretary        Salary and
    and Associate General      expense
    Counsel                    reimbursement      6,250         12,500       13,198

17. Robert Arnold,             Salary and
    Assistant Secretary        expense
    and Assistant Treasurer    reimbursement      4,167          8,334        8,334

18. Joseph M. Ivey,            Salary and
    former President and       expense
    Chief Executive Officer    reimbursement     43,178          9,615        7,615

19. L. Scott Biar,
    former Vice President      Salary and
    and Chief Accounting       expense
    Officer                    reimbursement      5,822              -            -

20. Michael Gries,
    Chairman of the Board,
    Senior Vice President
    and Chief Restructuring
    Officer                                           -              -            -

21. J. Patrick Millinor, Jr.,  Salary and
    Director and former        expense
    Chairman of the Board      reimbursement          -         37,504       41,117

22. Andrew Africk,
    Director                   Director fee           -              -        6,250

23. Vincent W. Eades,
    Director                   Director fee           -              -        6,250

24. Donald L. Luke,
    Director                   Director fee           -              -        6,250

25. Lucian L. Morrison,
    Director                   Director fee           -              -        6,250

26. William M. Mounger, II,
    Director                   Director fee           -              -        6,250

27. John M. Sullivan,
    Director                   Director fee           -              -        6,250

Total Insiders                                  205,297        347,219      492,521          -         -                   -


                                              Filing date
                                               11/19/02
     Professionals:                          to month end      Month of      Month of    Month of     Month of   Month of  Month of
    Name/Order Date                          November 2002  December 2002 January 2003 February 2003 March 2003 April 2003 May 2003
    ---------------                          -------------  ------------- ------------ ------------- ---------- ---------- --------
1. FTI Consulting        Accountants/
                         Financial Advisors           -        303,679             -
2. Winstead Schrest      Legal services               -        247,632             -
3. Herman Mousel         Accounting/
   Sexton, P.C.          Tax Services                 -              -       124,000
4. Hunt, Patton &
   Brazeal, Inc.         Legal services               -              -        10,000
5. Conway, Del           Bankruptcy consulting
   Genio & Gries         and advisory                 -              -       691,592
6. Wright, Fulford,
   Moorhead              Legal services               -              -        26,391
7. FMI                   Financial advisory
                         fees on sale of
                         divested companies           -              -       434,000
8. Bracewell & Patterson Legal services on
                         sale of divestitures         -              -        95,000
9.                                                    -              -             -
10.                                                   -              -             -
Total Professionals                                   0        551,311     1,380,983

(a) - Pursuant to the Court's December 18, 2002 Administrative Order Pursuant to Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals, monthly statements for professionals' fees and expenses incurred through December 31, 2002 are not due until January 25, 2003. The objection period for these monthly statements expires on February 10, 2003, after which time, the Debtors are authorized to pay any undisputed fees and expenses requested pursuant to such monthly statements.

MOR - 9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

Case name: Encompass Services Corp., et al      Petition Date: November 19, 2002
                                                Case number: 02-43582-H4-11

              Bank accounts at banks not approved by U. S. Trustee
                              Month: January, 2003


                                                                                                   Ending Balance   Ending Balance
Bank                                                         Account Name or Type                  as of 1/31/2003  as of 2/28/2003
----                                                         --------------------                  ---------------  ---------------
Scotia Bank in Calgary, Alberta, Canada                      Corporate account to secure P-Card

First Union National Bank, Central Carolina Bank,            LT Mechanical sold                          $0.00
 First Citizens Bank, and BB&T, all in North
 Carolina
Compass Bank, Region Bank, and SouthTrust Bank,              Compass Bank Depository                 $6,330.95
 all in Alabama                                              Compass Bank Payroll                   $28,228.83

Fidelity Money Market and SouthTrust Bank, both in           Encompass Management Co.                $3,123.56
 Texas
First National Bank in Manitowec, Wisconsin                  T & C sold                                  $0.00
Alerius Financial in Fargo, North Dakota                     Laney's sold                                $0.00
Citibank Advantage in Hackensack, New Jersey                 Cleaning sold                               $0.00
Bank of Utah in Salt Lake City, Utah                         Team sold, Taylor-Hunt Electric             $0.00


                                                                                                   Ending Balance   Ending Balance
Bank                                                         Account Name or Type                  as of 3/31/2003  as of 4/30/2003
----                                                         --------------------                  ---------------  ---------------
Scotia Bank in Calgary, Alberta, Canada                      Corporate account to secure P-Card

First Union National Bank, Central Carolina Bank,            LT Mechanical sold
 First Citizens Bank, and BB&T, all in North
 Carolina
Compass Bank, Region Bank, and SouthTrust Bank,              Compass Bank Depository
 all in Alabama                                              Compass Bank Payroll

Fidelity Money Market and SouthTrust Bank, both in           Encompass Management Co.
 Texas
First National Bank in Manitowec, Wisconsin                  T & C sold
Alerius Financial in Fargo, North Dakota                     Laney's sold
Citibank Advantage in Hackensack, New Jersey                 Cleaning sold
Bank of Utah in Salt Lake City, Utah                         Team sold, Taylor-Hunt Electric


                                                                                                   Ending Balance
Bank                                                         Account Name or Type                  as of 5/31/2003
----                                                         --------------------                  ---------------
Scotia Bank in Calgary, Alberta, Canada                      Corporate account to secure P-Card

First Union National Bank, Central Carolina Bank,            LT Mechanical sold
 First Citizens Bank, and BB&T, all in North
 Carolina
Compass Bank, Region Bank, and SouthTrust Bank,              Compass Bank Depository
 all in Alabama                                              Compass Bank Payroll

Fidelity Money Market and SouthTrust Bank, both in           Encompass Management Co.
 Texas
First National Bank in Manitowec, Wisconsin                  T & C sold
Alerius Financial in Fargo, North Dakota                     Laney's sold
Citibank Advantage in Hackensack, New Jersey                 Cleaning sold
Bank of Utah in Salt Lake City, Utah                         Team sold, Taylor-Hunt Electric


MOR - 10